EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report (the Report) on Form 10-Q of Powell Industries, Inc. (the Company) for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof, I, Don R. Madison, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ Don R. Madison
Don R. Madison Executive Vice President Chief Financial and Administrative Officer

Date: August 8, 2012

31